UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

          WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio		43085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(614) 438-3210

	Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 28, 2014, Worthington Industries, Inc. (the “Company”) announced that its Pressure Cylinders segment has completed the acquisition of the tank manufacturing division of Steffes Corporation.   Steffes manufactures oilfield storage tanks for customers drilling in the Bakken shale and Williston Basin region out of a manufacturing facility located in Dickinson, ND, The business generated $25 million in revenue in 2013.  Terms of the deal were not disclosed.

Item 9.01	Financial Statements and Exhibits.
(a) – (c)	Not applicable.
(d)	Exhibits:
99.1 News Release issued by Worthington Industries, Inc. on March 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: March 28, 2014	By: /s/ Dale T. Brinkman
Dale T. Brinkman, Vice President –
Administration, General Counsel and Secretary